Exhibit 10.42

FIRST AMENDMENT TO

CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “First Amendment”) is made as of the 12th day of December, 2006 by and among

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, a corporation organized under the laws of the State of Delaware having a place of business at 1830 Route 130, Burlington, New Jersey 08016, as Lead Borrower for itself and the other Borrowers,

THE BORROWERS AND FACILITY GUARANTORS party hereto;

the LENDERS party hereto;

BANK OF AMERICA, N.A., a national banking association having a place of business at 40 Broad Street, Boston, Massachusetts 02109, as Administrative Agent and Collateral Agent for itself and the other Secured Parties;

BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent; and

WACHOVIA BANK, NATIONAL ASSOCIATION, THE CIT GROUP/BUSINESS CREDIT, INC., GENERAL ELECTRIC CAPITAL CORPORATION and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Lead Borrower and the other Borrowers, the Facility Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, the Syndication Agent, and the Co-Documentation Agents have entered into a Credit Agreement dated as of April 13, 2006 (the “Credit Agreement”); and

WHEREAS, the Lead Borrower and the other Borrowers, the Facility Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, the Syndication Agent, and the Co-Documentation Agents have agreed to amend certain provisions of the Credit Agreement, on the terms and conditions set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.	Amendments to Article I. The provisions of Article 1 of the Credit Agreement are hereby amended by deleting the definition of “Interest Period” in its entirety and substituting the following in its stead:

“Interest Period” means, with respect to any LIBO Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one (1), two (2), three (3), or six (6) months, and, if available to all Lenders, seven (7) or fourteen (14) days or nine (9) or twelve (12) months thereafter as the Lead Borrower may elect by notice to the Administrative Agent in accordance with the provisions of this Agreement; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period of one month or more that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month during which such Interest Period ends) shall end on the last Business Day of the calendar month of such Interest Period, and (c) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

3.	Amendments to Article II. The provisions of Section 2.04(a) of the Credit Agreement are hereby amended by deleting the last sentence thereof in its entirety and substituting the following in its stead:

Subject to the other provisions of this SECTION 2.04 and the provisions of SECTION 2.11, Borrowings of Revolving Credit Loans of more than one Type may be incurred at the same time, but in any event no more than ten (10) Borrowings of LIBO Loans may be outstanding at any time and no more than two (2) Borrowings of LIBO Loans having an Interest Period of less than one (1) month may be selected by the Lead Borrower in any thirty (30) day period.

4.	Amendments to Article V. The provisions of Article V of the Credit Agreement are hereby amended as follows:

a.	The provisions of Sections 5.01(a), 5.01(b), 5.01(c), 5.01(d), and 5.01(e) are hereby amended by deleting the words “the Parent” wherever same appears and substituting the word “Holdings” in their stead in each instance.

b.	The provisions of Section 5.01(f) are hereby amended by deleting the words “month” and “calendar month” wherever the same appear and substituting the words “Fiscal Month” in their stead.

c.	The provisions of Section 5.13(c) are hereby deleted in their entirety and the following substituted in their stead:

In the event the Real Estate described in Paragraph 12 listed on Schedule 1.1(b) is not sold or transferred in accordance with clause (g)(ii) of the definition of “Permitted Dispositions” on or prior to June 30, 2007, the applicable Loan Party shall deliver to the Collateral Agent a Mortgage in form and substance reasonably satisfactory to the Collateral Agent with respect to such Real Estate.

d.	The provisions of Section 5.13 are hereby amended by adding the following new sub-section (d) thereto:

On or before February 12, 2007, the applicable Loan Party shall deliver to the Collateral Agent a Mortgage in form and substance reasonably satisfactory to the Collateral Agent with respect to the Real Estate described in Paragraphs 9 and 10 listed on Schedule 1.1(b).

5.	Amendments to Article VI. The provisions of Section 6.06(b)(ix) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

(ix) payments either of (A) cash to shareholders, or (B) principal and interest in respect of notes issued to stockholders, in each case, in connection with the repurchase of shares of Capital Stock of the Parent owned by such shareholder, provided that such payments shall not exceed $3,000,000 in the aggregate in any Fiscal Year, provided that, in the event the entire $3,000,000 is not utilized in any Fiscal Year, one hundred percent (100%) of such unutilized portion may be carried forward to succeeding Fiscal Years of the Parent; and

6.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of (or waived by) the Administrative Agent:

a.	This First Amendment shall have been duly executed and delivered by the Lead Borrower and the other Borrowers, the Facility Guarantors, the Agents and the Required Lenders. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken. The Administrative Agent shall have received from the Loan Parties true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

c.	The Term Loan Agreement shall have been amended to reflect amendments similar to those contained herein, as applicable, and such amendment shall be in full force and effect.

d.	The Borrowers shall have reimbursed the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection herewith, including, without limitation, reasonable attorneys’ fees.

e.	No Default or Event of Default shall have occurred and be continuing.

7.	Miscellaneous.

a.	Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations, warranties (other than representations and warranties which specifically relate to an earlier date) and covenants therein contained.

b.	This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy or e-mail of a PDF copy shall be effective as delivery of a manually executed counterpart hereof.

c.	This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION,
(“LEAD BORROWER”)

By	/s/ Paul C. Tang
Print Name:	Paul C. Tang
Title:	Executive Vice President

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Borrowers

By:	/s/ Paul C. Tang
Name:	Paul C. Tang
Title:	Executive Vice President

THE ENTITIES LISTED ON SCHEDULE II HERETO, as Facility Guarantors

By:	/s/ Paul C. Tang
Name:	Paul C. Tang
Title:	Executive Vice President

BANK OF AMERICA, N.A., As Administrative Agent, as Collateral Agent, and as Issuing Bank

By:	/s/ Kathleen Dimock
Name:	Kathleen Dimock
Title:	Managing Director

Address:

40 Broad Street, 10th Floor
Boston, Massachusetts 02109
Attn: Kathleen Dimock
Telephone:	(617) 434-3830
Telecopy:	(617) 434-4312

BANK OF AMERICA, N.A., As Swingline Lender, and as a Lender

By:	/s/ Kathleen Dimock
Name:	Kathleen Dimock
Title:	Managing Director

Address:

40 Broad Street, 10th Floor
Boston, Massachusetts 02109
Attn: Kathleen Dimock
Telephone:	(617) 434-3830
Telecopy:	(617) 434-4312

BEAR STEARNS CORPORATE LENDING, INC., As Syndication Agent and as a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

JPMORGAN CHASE BANK, N.A., As Co-Documentation Agent and as a Lender

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

Address:

Attn:
Telephone:
Telecopy:

WACHOVIA BANK, NATIONAL ASSOCIATION, As Co-Documentation Agent and as a Lender

By:	/s/ Elizabeth D. Morris
Name:	Elizabeth D. Morris
Title:	Director

Address:	One South Broad Street
PO 4812
Philadelphia, PA 19107
Attn:	Elizabeth D. Morris
Telephone:	267-321-6696
Telecopy:	267-321-6741

GENERAL ELECTRIC CAPITAL CORPORATION, As Co-Documentation Agent and as a Lender

By:	/s/ Rebecca Ford
Name:	Rebecca Ford
Title:	Duly Authorized Signatory

Address:	201 Merritt Seven
Norwalk, CT 06856

Attn:	Daniel Ponzio
Telephone:	(203) 956-4414
Telecopy:	(203) 956-4004

THE CIT GROUP/BUSINESS CREDIT, INC., As Co-Documentation Agent and as a Lender

By:	/s/ Matthew DeFranco
Name:	Matthew DeFranco
Title:	Assistant Vice President

Address:	11 West 42nd Street
New York, NY 10036

Attn:
Telephone:	212-461-7715
Telecopy:	212-461-7762

LASALLE BUSINESS CREDIT, LLC, As a Lender

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Assistant Vice President

Address:	25 Braintree Hill Park, Suite 205
Braintree, MA 02184

Attn:
Telephone:	781-353-6105
Telecopy:	781353-6101

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., As a Lender

By:	/s/ Andrew C. Sepe
Name:	Andrew C. Sepe
Title:	Vice President

Address:

Attn:
Telephone:
Telecopy:

GMAC COMMERCIAL FINANCE LLC., As a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

UBS.LOAN FINANCE, LLC, As a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

CITIZENS BANK OF PENNSYLVANIA, As a Lender

By:	/s/ Don Cmar
Name:	Don Cmar
Title:	Vice President

Address:	Six PPG Place, Suite 820
Pittsburgh, PA 15222

Attn:	Don Cmar
Telephone:	412-391-3333
Telecopy:	412-391-2580

WELLS FARGO RETAIL FINANCE, LLC, As a Lender

By:	/s/ Cory Loftus
Name:	Cory Loftus
Title:	Vice President

Address:	One Boston Place, 18th Floor
Boston, MA 02108

Attn:
Telephone:	781-254-4065
Telecopy:

HSBC BUSINESS CREDIT (USA) INC., As a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

NATIONAL CITY BUSINESS CREDIT, INC., As a Lender

By:	/s/ Kathryn C. Ellero
Name:	Kathryn C. Ellero
Title:	Vice President

Address:	1965 East 6th Street, Suite 400
Loc #01-3409
Cleveland, OH 44114

Attn: Kathryn C. Ellero
Telephone:	(216) 222-3261
Telecopy:	(216) 222-9555

NORTH FORK BUSINESS CAPITAL CORPORATION, As a Lender

By:	/s/ Robert Wallace
Name:	Robert Wallace
Title:	Vice President

Address:	275 Broadhollow Road
Mellville, NY 11747
Attn:	Robert Wallace
Telephone:	631-531-2791
Telecopy:	631-531-2765

SIEMENS FINANCIAL SERVICES, INC., As a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

AMSOUTH BANK, As a Lender

By:	/s/ Bruce Kasper
Name:	Bruce Kasper
Title:	Attorney in Fact

Address:

Attn:
Telephone:
Telecopy:

SOVEREIGN BANK, As a Lender

By:	/s/ Judith C.E. Kelly
Name:	Judith C.E. Kelly
Title:	Vice President

Address:	75 State Street
MA1 SST 04-10
Boston, MA 02109

Attn:
Telephone:	617-757-5658
Telecopy:	617-346-7330

PNC BANK, NATIONAL ASSOCIATION., As a Lender

By:	/s/ Evan Zwerman
Name:	Evan Zwerman
Title:	Asst. Vice President

Address:	70 East 55th Street, 14th Floor
New York, NY 10022

Attn:
Telephone:	212-752-6035
Telecopy:

UPS CAPITAL CORPORATION, As a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

CITICORP USA, INC., As a Lender

By:	/s/ Marcus Wunderlich
Name:	Marcus Wunderlich
Title:	Vice President

Address:

Attn:
Telephone:
Telecopy:

U.S. BANK, N.A., As a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy:

ALLIED IRISH BANKS, P.L.C., As a Lender

By:	/s/ Martin Chin
Name:	Martin Chin
Title:	Senior Vice President

By:	/s/ Eanna Mulkere
Name:	Eanna Mulkere
Title:	Senior Vice President

Address:
601 South Figueroa Street
Suite 4650
Los Angeles, CA 900017
Attn:	Martin Chin
Telephone:	213 593 4765
Telecopy:	213 593 4766

ISRAEL DISCOUNT BANK OF NEW YORK, As a Lender

By:
Name:
Title:

Address:

Attn:
Telephone:
Telecopy: